                                                                    Exhibit 10.1

                                FIRST AMENDMENT
                                      TO
                           ASSET PURCHASE AGREEMENT


     This First Amendment (the "Amendment") dated as of December 8, 1997 to the Asset Purchase Agreement (the "Purchase Agreement") dated as of October 5, 1997 by and among Kurt Priester ("Priester"), Priester Charitable Remainder Unitrust ("Trust I"), Priester Foundation ("Trust II"), KP One, Inc. (former known as Computer Dynamics, Inc.), a South Carolina corporation ("CDI"), KP Three, Inc. (formerly known as Computer Dynamics Services, Inc.), a South Carolina corporation ("CDS"), KP Two, Inc. (formerly known as Computer Dynamics Mfg., Inc.), a South Carolina corporation ("CDM"), Sue Priester d/b/a Lines Unlimited, a sole proprietorship ("Lines"), Total Control Products, Inc., an Illinois corporation ("TCP"), Computer Dynamics of Illinois, Inc. (formerly known as SC Acquisition #1), an Illinois corporation ("Purchaser"), and Computer Dynamics Holdings Corp. (formerly known as SC Acquisition #2), an Illinois corporation ("TCP II"), is entered into by and among Priester, Trust I, Trust II, CDI, CDS, CDM, Lines, TCP, Purchaser and TCP II.

                                   RECITALS
                                   --------

     A. Priester, Trust I, Trust II, CDI, CDS, CDM, Lines, TCP, Purchaser and TCP II have heretofore entered into the Purchase Agreement, pursuant to which Purchaser acquired substantially all of the assets of the Selling Entities. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

     B. Priester, Trust I, Trust II, CDI, CDS, CDM, Lines, TCP, Purchaser and TCP II wish to enter into this Amendment to fix a typographical error contained in the Purchase Agreement.

                                  AGREEMENTS
                                  ----------

     NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Status of Purchase Agreement. Except as specifically set forth herein, the Purchase Agreement shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Amendment. This Amendment is not to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Purchase Agreement, except as specifically set forth herein.

                                                                    Exhibit 10.1

     2. Amendment to the Purchase Agreement. Section 3.6(a)(iv) is hereby deleted in its entirety and replaced with the following:

               "(iv) "Earn Out Period" means each of the following periods: (A) the date hereof through September 30, 1998; (B) October 1, 1998 through September 30, 1999; (C) October 1, 1999 through September 30, 2000; (D) October 1, 2000 through September 30, 2001; and (E) October 1, 2001 through September 30, 2002."

     3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     4. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles.

                                                                    Exhibit 10.1

     IN WITNESS WHEREOF, the parties have executed this Amendment and caused the same to be duly delivered on their behalf on the day and year first written above.


SELLERS:                                                 PURCHASER:
KP ONE, INC. (FORMERLY KNOWN                             COMPUTER DYNAMICS OF ILLINOIS
AS COMPUTER DYNAMICS, INC.                               (FORMERLY KNOWN AS SC
                                                         ACQUISITION #1, INC.)


By: /s/Kurt Priester                                     By: /s/Nicholas T. Gihl
    ---------------------------------------------            ----------------------------------------------
Title: President                                            Title: Chief Executive Officer
       ------------------------------------------                  ----------------------------------------

KP THREE,  INC. (FORMERLY KNOWN AS                       COMPUTER DYNAMICS HOLDINGS
COMPUTER DYNAMICS SERVICES, INC.)                        CORP. (FORMERLY KNOWN AS SC
                                                         ACQUISITION #2, INC.)

By: /s/Kurt Priester                                     By: /s/Nicholas T. Gihl
    ---------------------------------------------            ----------------------------------------------
Title: President                                            Title: Chief Executive Officer
       ------------------------------------------                  ----------------------------------------


KP TWO,  INC. (FORMERLY KNOWN AS
COMPUTER DYNAMICS MFG., INC.)                            TOTAL CONTROL PRODUCTS, INC.

By: /s/Kurt Priester                                     By: /s/Nicholas T. Gihl
    ---------------------------------------------            ----------------------------------------------
Title: President                                            Title: Chief Executive Officer
       ------------------------------------------                  ----------------------------------------


SUE PRIESTER d/b/a LINES UNLIMITED  PRIESTER FOUNDATION

By: /s/Susan Priester                                    By: /s/Kurt Priester
    ---------------------------------------------            ----------------------------------------------
Title:                                                          as Trustee
       ____________________________

PRIESTER CHARITABLE REMAINDER
UNITRUST

By: /s/Kurt Priester                                     By: /s/Kurt Priester
    ---------------------------------------------            ----------------------------------------------
       As Trustee                                            Kurt Priester

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